UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22114
Name of Registrant:	Vanguard Montgomery Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: December 31
Date of reporting period: January 1, 2014 – December 31, 2014
Item 1: Reports to Shareholders

Annual Report | December 31, 2014

Vanguard Market Neutral Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2014

Total
Returns
Vanguard Market Neutral Fund
Investor Shares	4.26%
Institutional Shares	4.38
Citigroup Three-Month U.S. Treasury Bill Index	0.03
Alternative Equity Market Neutral Funds Average	0.43
Alternative Equity Market Neutral Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2013, Through December 31, 2014

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital	Return of
	Price	Price	Dividends	Gains	Capital
Vanguard Market Neutral Fund
Investor Shares	$11.03	$11.50	$0.000	$0.000	$0.000
Institutional Shares	10.97	11.45	0.000	0.000	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Market Neutral Fund easily outpaced its peers and its benchmark index in 2014 as the broad stock market delivered another year of strong returns.

The fund returned 4.26% for Investor Shares and 4.38% for the lower-cost Institutional Shares. That compares with 0.03% for the benchmark Citigroup Three-Month U.S. Treasury Bill Index and 0.43% for peer funds, on average.

Of course, the fund’s advance pales next to the U.S. equity market’s double-digit return, but that disparity is to be expected. The fund is designed not to follow the returns of the broad stock market but to deliver performance that’s neutral to market conditions.

Not surprisingly, the stock market experienced volatility in 2014. At the beginning of the year and again in the summer, U.S. stocks suffered a steep monthly drop followed by a sharp rebound in the next month. Through these ups and downs, however, the Market Neutral Fund’s returns stayed relatively stable.

Please note that effective December 3, Vanguard eliminated the investment minimum for institutional and financial advisor clients in the fund’s Investor share class.

U.S. stocks finished higher for the sixth straight year

U.S. stocks returned nearly 13% for the 12 months ended December 31, 2014, posting gains for the sixth consecutive calendar year. Rising corporate earnings, the growing U.S. economy, and generally accommodative global monetary policies lifted domestic markets. Elsewhere, Europe and China faced economic challenges, tensions flared in the Middle East and Ukraine, and concerns arose over high stock valuations.

Although the Federal Reserve ended its bond-buying program in October, investors seemed to be reassured by its stance that it would be “patient” in deciding when to increase short-term interest rates. Other central banks—including the Bank of Japan, the European Central Bank, and the People’s Bank of China—announced significant stimulus measures.

International stocks didn’t fare as well as their U.S. counterparts, returning about –3% in dollar terms. Their performance was hurt as many foreign currencies weakened against the U.S. dollar. Emerging-market stocks rose slightly, but stocks from the developed markets of Europe and the Pacific region retreated.

Defying analysts’ expectations, bond prices rose during the period

Bond prices received a boost from many of the world’s central banks along with global economic, market, and geopolitical challenges that drew investors to perceived safe havens. In an unexpected rebound

Market Barometer

	Average Annual Total Returns
	Periods Ended December 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	13.24%	20.62%	15.64%
Russell 2000 Index (Small-caps)	4.89	19.21	15.55
Russell 3000 Index (Broad U.S. market)	12.56	20.51	15.63
FTSE All-World ex US Index (International)	-3.31	9.41	4.75

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	2.66%	4.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.05	4.30	5.16
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

CPI
Consumer Price Index	0.76%	1.33%	1.69%

from the previous year, the broad U.S. bond market returned 5.97% for the period.

Even as the Fed pared back its bond purchases, prices climbed and yields fell. (Bond prices and yields move in opposite directions.) The yield of the 10-year Treasury note ended December at 2.19%, down from 2.97% at the close of December 2013.

Municipal bonds returned 9.05%, benefiting from increased demand and generally limited supply.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.08%.

The fund’s long-short approach led to successful 12-month performance

In a sense, Vanguard Market Neutral Fund is actually two portfolios. From its “short” portfolio, it sells borrowed shares in the hope that the stocks’ price will fall. It can then profit by replacing the shares at the lower price. In its “long” portfolio, the fund invests with a traditional approach, in which stocks are selected based on the advisor’s belief that they’ll outperform.

The two portfolios are mirror images. They typically have about the same number of stocks and the same weightings—or allocation levels—to industry sectors. Success hinges on the selection of stocks by the fund’s advisor, Vanguard Equity

Total Returns
Ten Years Ended December 31, 2014
Average
Annual Return
Market Neutral Fund Investor Shares	2.46%
Citigroup Three-Month U.S. Treasury Bill Index	1.46
Alternative Equity Market Neutral Funds Average	1.36
Alternative Equity Market Neutral Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Investment Group, through its Quantitative Equity Group. The advisor has developed—and continually refines—computer models to identify the most and least attractive stocks in each sector.

These models, on the whole, worked well for the fiscal year. On the long side, the fund scored big returns with its investments in airlines. These companies benefited from the steep slide in fuel prices as well as industry consolidation that has allowed carriers to raise fares. The fund also had success with short investments in a range of businesses from cosmetics to shipping.

Energy was a weak spot: Shares of oil and gas companies plunged in the second half of the year along with the price of oil. Although the fund had some success with short investments in the sector, it wasn’t enough to offset the big drop in its long positions.

The fund’s combination of short and long investments is intended to enhance diversification by providing returns that aren’t closely correlated with moves of the broad stock market. However, the technique doesn’t work in every sector in every period, as we saw with energy

Vanguard’s outlook for investors: Expect less and stay balanced

In Vanguard’s recently published market outlook, global chief economist Joe Davis and his team discuss expected returns for various asset classes over the coming years. Although not bearish, our outlook on global stocks and bonds is the most guarded since 2006. The report cautions that, over the next decade, returns for a balanced portfolio are likely to be moderately below long-run historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade ending 2024 are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.6% for the same portfolio since 1926.

Even so, Vanguard firmly believes that the principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remain unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual invest-
ment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2014.
Results from the model may vary with each use and over time. For more information, please see page 6.

stocks in 2014. The hope is that, in aggregate, the short and long positions will lead to a net positive result. Because of the Market Neutral Fund’s distinctive characteristics, investors should carefully evaluate its appropriateness for their specific situations. The fund can play a role as a portion of an already well-diversified portfolio.

For more about the advisor’s strategy and the fund’s positioning during the year, please see the Advisor’s Report that follows this letter.

The fund’s relative performance was solid over the past decade

For the ten years ended December 31, 2014, the Market Neutral Fund recorded an annualized return of 2.46% for Investor Shares. That exceeded the annual result of the benchmark index by one percentage point and the average annual return of peers by slightly more than that. As you may recall, the fund has been through significant changes in the last decade.

It became a Vanguard fund in 2007, and Vanguard Equity Investment Group became its sole advisor in 2010. We’re confident that the group will continue to successfully implement the fund’s long-short strategy.

To build for the long term, start with a solid foundation

As the leader of a major investment firm, I get asked a lot of questions on all kinds of topics, from the outlook for global markets to the best fund choices for an IRA. But a topic that almost never comes up—and one that I consider perhaps the most important—is setting investment goals.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.

The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.

The Vanguard Capital Markets Model® is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

At Vanguard, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success:

• Goals. Create clear, appropriate
investment goals.

• Balance. Develop a suitable asset
allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and
long-term discipline.

All four principles are essential, and the order in which they’re listed is intentional. Every good investment plan begins with a clearly defined goal, which sets the foundation for building your portfolio. (You can read more about our principles in Vanguard’s Principles for Investing Success, available at vanguard.com/ research.)

Setting an investment goal doesn’t have to be complicated. It can be as simple as saving for retirement or for a child’s college education. Being realistic about your goals—and how to meet them—can help you stick with your investment plan even when times get tough.

We’ve recently welcomed a new year, which for many means a new beginning. Now is a perfect time to revisit your investment plan and make any necessary adjustments to help you reach your long-term financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 20, 2015

Advisor’s Report

U.S. equities delivered their sixth consecutive year of positive returns in 2014. The broad U.S. equity market rose nearly 13%, large-capitalization stocks bested smaller-caps by about 8 percentage points, and value-oriented companies modestly outpaced their growth counterparts. The U.S. equity market far surpassed international markets, both developed and emerging.

Performance in the U.S. market was broad-based: Nine of ten sectors generated positive returns. Results were best in utilities, health care, and information technology. Energy was the only sector to deliver negative returns as oil prices plummeted about 50%.

Vanguard Market Neutral Fund returned 4.26% for Investor Shares and 4.38% for Institutional Shares. The fund’s strategy is not to outperform the equity market but rather to be neutral to market conditions and produce results that exceed the returns of 3-month U.S. Treasury bills.

Conditions continued to improve for the U.S. economy in 2014. Third-quarter GDP growth came in at an annual rate of 5% and unemployment kept declining as the nation approached full employment. Hopefully, wage growth will soon begin to strengthen. As oil and gas prices decline, many consumers will have additional income to spend.

U.S. companies are raising their competitiveness, and that should bode well for profit growth in the near term. However, the economy is not without challenges. The housing market stalled for the year, and uncertainty remains about when and to what extent the Federal Reserve will begin to raise interest rates. Foreign economies are still struggling—some are near recession—and China’s growth rate is decelerating. These uncertainties could lead to volatility in our home markets.

Although it’s important to understand how overall portfolio performance is affected by the macro factors described above, our investment philosophy and process focus on specific stock fundamentals. We compare stocks in the same industry group against one another to identify those with characteristics that we believe will outperform and underperform over the long run. To do this, we use a strict quantitative process that concentrates on a combination of valuation and other factors focused on fundamental growth. We then construct our portfolio with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns.

Our analysis for the calendar year reveals that our stock selection model was effective in identifying the leaders and laggards within sectors; all five of our stock selection signals produced positive performance. The growth and valuation models were the strongest contributors, followed by sentiment and quality.

Our stock selection was successful in six of the ten sectors in the benchmark, with the strongest results in industrials, consumer staples, and information technology. Choices in energy detracted most.

Long positions in Southwest Airlines and JetBlue Airways and short positions in Scorpio Bulkers and Chart Industries led our results in industrials. In consumer staples, long positions in Pilgrim’s Pride and Keurig Green Mountain and a short position in Elizabeth Arden drove returns. In information technology, long positions in Freescale Semiconductor and Booz Allen Hamilton contributed most to relative performance.

However, our results in energy were disappointing. Long positions in Basic Energy Services and Comstock Resources, as well as a short position in Cheniere Energy, did not perform as expected and were the largest detractors in this group.

We thank you for your investment and look forward to the new year.

James D. Troyer, CFA,
Principal, Portfolio Manager

James P. Stetler,
Principal, Portfolio Manager

Michael R. Roach, CFA,
Portfolio Manager

Vanguard Equity Investment Group

January 21, 2015

Market Neutral Fund

Fund Profile
As of December 31, 2014

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VMNFX	VMNIX
Total Expense Ratio[1]	1.60%	1.50%
Management Expenses	0.19%	0.09%
Dividend Expenses on
Securities Sold Short[2]	1.18%	1.18%
Borrowing Expenses on
Securities Sold Short[2]	0.14%	0.14%
Other Expenses	0.09%	0.09%

Portfolio Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	252	248
Median Market Cap	$4.3B	$3.7B
Price/Earnings Ratio	16.7x	42.6x
Price/Book Ratio	2.6x	2.3x
Return on Equity	13.5%	12.2%
Earnings Growth
Rate	18.6%	13.2%
Foreign Holdings	1.5%	2.0%

Fund Characteristics
Turnover Rate	73%
Short-Term Reserves	2.3%

Volatility Measures
	Citigroup	DJ
	Three-Month	U.S. Total
	U.S. Treasury	Market
	Bill Index	FA Index
R-Squared	0.02	0.13
Beta	-28.00	0.13
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	17.8%	18.2%
Consumer Staples	4.8	4.0
Energy	3.7	3.9
Financials	17.3	17.4
Health Care	10.6	10.4
Industrials	14.9	15.0
Information Technology	18.2	18.8
Materials	6.2	6.2
Telecommunication Services	1.0	1.0
Utilities	5.5	5.1

1 The total expense ratios shown are from the prospectus dated April 25, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the annualized total expense ratios were 1.64% for Investor Shares and 1.54% for Institutional Shares.
2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock. When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

Market Neutral Fund

Ten Largest Holdings[1] (% of total net assets)
Long Portfolio
Greenbrier Cos. Inc.	Construction
	Machinery & Heavy
	Trucks	0.6%
Merrimack
Pharmaceuticals Inc.	Biotechnology	0.5
Murphy USA Inc.	Automotive Retail	0.5
ARRIS Group Inc.	Communications
	Equipment	0.5
American States Water
Co.	Water Utilities	0.5
Nabors Industries Ltd.	Oil & Gas Drilling	0.5
Southwest Airlines Co.	Airlines	0.5
Century Aluminum Co.	Aluminum	0.5
JetBlue Airways Corp.	Airlines	0.5
Meritor Inc.	Auto Parts	0.5
Top Ten		5.1%

Ten Largest Holdings[1] (% of total net assets)
Short Portfolio

Knowles Corp.	Electronic
	Components	0.6%
DigitalGlobe Inc.	Aerospace &
	Defense	0.5
WageWorks Inc.	Human Resource &
	Employment
	Services	0.5
Groupon Inc.	Internet Retail	0.5
Office Depot Inc.	Specialty Stores	0.5
Gulfport Energy Corp.	Oil & Gas
	Exploration &
	Production	0.5
Lumber Liquidators	Home
Holdings Inc.	Improvement Retail	0.5
WellCare Health Plans	Managed Health
Inc.	Care	0.5
FNF Group	Property & Casualty
	Insurance	0.5
Aaron's Inc.	Homefurnishing
	Retail	0.5
Top Ten		5.1%

1 The holdings listed exclude any temporary cash investments and equity index products.

Market Neutral Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2004, Through December 31, 2014
Initial Investment of $250,000

		Average Annual Total Returns
		Periods Ended December 31, 2014

					Final Value
		One	Five	Ten	of a $250,000
		Year	Years	Years	Investment

	Market Neutral Fund*Investor Shares	4.26%	3.54%	2.46%	$318,706
	Citigroup Three-Month U.S. Treasury
••••••••	Bill Index	0.03	0.06	1.46	289,154

– – – –	Alternative Equity Market Neutral
	Funds Average	0.43	1.08	1.36	286,232
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	12.47	15.72	8.09	544,466

Alternative Equity Market Neutral Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment

Market Neutral Fund Institutional Shares	4.38%	3.64%	2.61%	$6,467,781
Citigroup Three-Month U.S. Treasury Bill
Index	0.03	0.06	1.46	5,783,080
Dow Jones U.S. Total Stock Market Float
Adjusted Index	12.47	15.72	8.09	10,889,319

See Financial Highlights for dividend and capital gains information.

Market Neutral Fund

Fiscal-Year Total Returns (%): December 31, 2004, Through December 31, 2014

Market Neutral Fund

Financial Statements

Statement of Net Assets
As of December 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks—Long Positions (95.5%)
Consumer Discretionary (17.0%)
* †	Murphy USA Inc.	24,800	1,708
†	Royal Caribbean Cruises Ltd.	19,400	1,599
†	Dana Holding Corp.	73,380	1,595
†	Best Buy Co. Inc.	40,900	1,594
*	Lands’ End Inc.	29,300	1,581
*	Madison Square Garden Co.
	Class A	20,900	1,573
*	American Axle
	& Manufacturing Holdings
	Inc.	69,100	1,561
*	Zumiez Inc.	40,300	1,557
* †	Barnes & Noble Inc.	66,200	1,537
* †	Outerwall Inc.	20,350	1,531
* †	NVR Inc.	1,200	1,530
†	Brown Shoe Co. Inc.	47,600	1,530
†	Marriott Vacations
	Worldwide Corp.	20,500	1,528
	Cato Corp. Class A	36,200	1,527
†	Cablevision Systems Corp.
	Class A	73,600	1,519
†	Jack in the Box Inc.	18,900	1,511
* †	O’Reilly Automotive Inc.	7,800	1,502
* †	Skechers U.S.A. Inc. Class A	27,000	1,492
†	Marriott International Inc.
	Class A	19,000	1,483
†	DeVry Education Group Inc.	31,200	1,481
	Big Lots Inc.	37,000	1,481
†	Expedia Inc.	17,200	1,468
†	Home Depot Inc.	13,900	1,459
* †	Vince Holding Corp.	54,500	1,425
†	Domino’s Pizza Inc.	15,050	1,417
†	Hanesbrands Inc.	12,100	1,351
	Whirlpool Corp.	6,800	1,317
* †	Visteon Corp.	12,200	1,304
†	Macy’s Inc.	19,500	1,282
†	Columbia Sportswear Co.	28,200	1,256
*	News Corp. Class A	72,000	1,130
* †	Starz	34,700	1,031

*	BJ’s Restaurants Inc.	18,600	934
†	GameStop Corp. Class A	27,200	919
†	Buckle Inc.	16,800	882
†	Dillard’s Inc. Class A	6,670	835
†	Gap Inc.	18,900	796
†	TJX Cos. Inc.	11,100	761
*	Live Nation Entertainment
	Inc.	20,800	543
	Foot Locker Inc.	5,200	292
	AMC Entertainment
	Holdings Inc.	9,800	257
			53,079
Consumer Staples (4.6%)
	Archer-Daniels-Midland Co.	29,600	1,539
†	Bunge Ltd.	16,200	1,473
* †	Pilgrim’s Pride Corp.	44,000	1,443
†	Cal-Maine Foods Inc.	36,700	1,432
†	Sanderson Farms Inc.	17,000	1,428
†	Dr Pepper Snapple Group
	Inc.	18,900	1,355
†	Keurig Green Mountain Inc.	9,500	1,258
* †	Rite Aid Corp.	145,900	1,097
†	Andersons Inc.	19,550	1,039
	Kimberly-Clark Corp.	7,800	901
*	SUPERVALU Inc.	64,200	623
	Avon Products Inc.	62,900	591
			14,179
Energy (3.4%)
	Nabors Industries Ltd.	125,200	1,625
	Tesoro Corp.	19,900	1,479
* †	Kosmos Energy Ltd.	151,200	1,269
†	Valero Energy Corp.	24,700	1,223
†	Green Plains Inc.	43,800	1,085
*	Unit Corp.	18,500	631
†	Hess Corp.	8,500	627
*	Helix Energy Solutions Group
	Inc.	28,700	623
* †	Clayton Williams Energy Inc.	9,600	612
†	SM Energy Co.	15,800	610

Market Neutral Fund

			Market
			Value
		Shares	($000)
* †	Basic Energy Services Inc.	65,900	462
*	Seventy Seven Energy Inc.	37,357	202
			10,448
Financials (16.5%)
†	Montpelier Re Holdings Ltd.	44,500	1,594
†	CIT Group Inc.	33,000	1,578
†	International Bancshares
	Corp.	59,400	1,576
†	Nelnet Inc. Class A	34,000	1,575
†	Reinsurance Group of
	America Inc. Class A	17,700	1,551
†	Navient Corp.	71,500	1,545
*	Springleaf Holdings Inc.	42,700	1,544
†	Voya Financial Inc.	36,400	1,543
	JPMorgan Chase & Co.	24,600	1,539
†	PrivateBancorp Inc.	45,900	1,533
	Associated Banc-Corp	81,900	1,526
†	Everest Re Group Ltd.	8,900	1,516
†	AmTrust Financial Services
	Inc.	26,800	1,508
	Assured Guaranty Ltd.	57,500	1,494
†	Santander Consumer USA
	Holdings Inc.	75,400	1,479
†	Radian Group Inc.	88,100	1,473
†	PartnerRe Ltd.	12,700	1,449
†	Aspen Insurance Holdings
	Ltd.	33,100	1,449
†	Capital One Financial Corp.	17,500	1,445
* †	Credit Acceptance Corp.	10,260	1,400
	Travelers Cos. Inc.	12,500	1,323
†	Goldman Sachs Group Inc.	6,800	1,318
	RenaissanceRe Holdings Ltd.	13,400	1,303
	Wells Fargo & Co.	23,200	1,272
	Axis Capital Holdings Ltd.	24,700	1,262
†	Talmer Bancorp Inc. Class A	88,300	1,240
†	Ameriprise Financial Inc.	9,300	1,230
* †	Western Alliance Bancorp	43,800	1,218
†	Allied World Assurance Co.
	Holdings AG	32,000	1,213
†	KeyCorp	76,500	1,063
	Lazard Ltd. Class A	18,700	936
†	Huntington Bancshares Inc.	87,400	919
†	Washington Federal Inc.	40,600	899
	Assurant Inc.	13,000	890
†	Regions Financial Corp.	81,700	863
*	World Acceptance Corp.	10,650	846
	Comerica Inc.	17,500	820
*	Beneficial Mutual Bancorp
	Inc.	46,100	566
*	MGIC Investment Corp.	53,200	496
	Cathay General Bancorp	17,000	435
	Symetra Financial Corp.	16,200	373
	FBL Financial Group Inc.
	Class A	5,700	331

	Banco Latinoamericano de
	Comercio Exterior SA	10,800	325
			51,458
Health Care (10.1%)
*	Merrimack Pharmaceuticals
	Inc.	151,600	1,713
* †	Health Net Inc.	29,900	1,601
* †	Centene Corp.	15,200	1,578
* †	Quintiles Transnational
	Holdings Inc.	26,000	1,531
†	Omnicare Inc.	20,900	1,524
* †	Charles River Laboratories
	International Inc.	23,400	1,489
* †	Premier Inc. Class A	43,600	1,462
* †	Natus Medical Inc.	40,500	1,460
* †	Edwards Lifesciences Corp.	11,400	1,452
* †	Anthem Inc.	11,000	1,382
* †	Lannett Co. Inc.	32,000	1,372
*	Surgical Care Affiliates Inc.	38,900	1,309
†	AbbVie Inc.	20,000	1,309
*	Gilead Sciences Inc.	13,600	1,282
* †	PAREXEL International Corp.	22,700	1,261
* †	HCA Holdings Inc.	15,355	1,127
†	Eli Lilly & Co.	15,400	1,062
†	Select Medical Holdings
	Corp.	71,200	1,025
*	Globus Medical Inc.	40,100	953
*	Boston Scientific Corp.	64,800	859
*	Medivation Inc.	8,600	857
	Cardinal Health Inc.	9,600	775
*	VCA Inc.	14,800	722
* †	Bruker Corp.	34,900	685
*	MedAssets Inc.	31,100	614
†	Chemed Corp.	4,600	486
*	INC Research Holdings Inc.
	Class A	18,200	468
	CR Bard Inc.	1,600	267
			31,625
Industrials (14.2%)
	Greenbrier Cos. Inc.	32,800	1,762
†	Southwest Airlines Co.	38,400	1,625
* †	JetBlue Airways Corp.	101,800	1,615
* †	Meritor Inc.	106,300	1,611
*	Korn/Ferry International	55,600	1,599
* †	Spirit AeroSystems Holdings
	Inc. Class A	36,900	1,588
	Aircastle Ltd.	73,900	1,579
†	Pitney Bowes Inc.	63,600	1,550
* †	United Rentals Inc.	14,800	1,510
†	Textron Inc.	35,800	1,508
†	Illinois Tool Works Inc.	15,800	1,496
†	Huntington Ingalls Industries
	Inc.	13,283	1,494
	General Dynamics Corp.	10,800	1,486

Market Neutral Fund

			Market
			Value
		Shares	($000)
†	Alaska Air Group Inc.	24,820	1,483
†	West Corp.	44,900	1,482
* †	TriNet Group Inc.	46,800	1,464
*	AECOM Technology Corp.	47,000	1,427
†	Cintas Corp.	17,900	1,404
†	Lockheed Martin Corp.	6,700	1,290
†	Deluxe Corp.	20,200	1,258
†	Masco Corp.	49,000	1,235
*	United Continental Holdings
	Inc.	16,000	1,070
	ArcBest Corp.	22,800	1,057
†	Trinity Industries Inc.	37,740	1,057
	SPX Corp.	12,200	1,048
†	ManpowerGroup Inc.	14,300	975
	Harsco Corp.	51,500	973
*	Spirit Airlines Inc.	12,800	967
†	H&E Equipment Services
	Inc.	31,700	891
†	UniFirst Corp.	6,800	826
* †	Avis Budget Group Inc.	11,200	743
	Boeing Co.	5,000	650
†	Union Pacific Corp.	4,300	512
	Robert Half International Inc.	8,300	485
†	CIRCOR International Inc.	8,000	482
†	Steelcase Inc. Class A	26,600	477
†	Northrop Grumman Corp.	2,730	402
†	AMERCO	1,000	284
			44,365
Information Technology (17.4%)
* †	ARRIS Group Inc.	54,800	1,654
* †	RF Micro Devices Inc.	96,100	1,594
* †	Electronic Arts Inc.	33,500	1,575
* †	Freescale Semiconductor
	Ltd.	62,410	1,575
* †	Aspen Technology Inc.	44,800	1,569
* †	Take-Two Interactive
	Software Inc.	55,900	1,567
*	Super Micro Computer Inc.	44,600	1,556
* †	Blackhawk Network
	Holdings Inc.	40,000	1,552
†	CDW Corp.	43,900	1,544
*	VASCO Data Security
	International Inc.	54,100	1,526
* †	AVG Technologies NV	77,300	1,526
* †	Manhattan Associates Inc.	36,600	1,490
†	Booz Allen Hamilton Holding
	Corp.	55,900	1,483
†	Computer Sciences Corp.	23,400	1,475
†	Heartland Payment Systems
	Inc.	27,000	1,457
†	Western Digital Corp.	13,150	1,456
†	Science Applications
	International Corp.	29,200	1,446
* †	OmniVision Technologies
	Inc.	55,200	1,435

*	Sanmina Corp.	60,400	1,421
* †	Sykes Enterprises Inc.	60,300	1,415
*	CommScope Holding Co.
	Inc.	60,100	1,372
* †	Gartner Inc.	15,900	1,339
†	SYNNEX Corp.	16,006	1,251
*	iGATE Corp.	31,500	1,244
†	Broadridge Financial
	Solutions Inc.	26,800	1,238
†	MAXIMUS Inc.	22,500	1,234
	Cypress Semiconductor
	Corp.	85,300	1,218
	DST Systems Inc.	12,800	1,205
*	TeleTech Holdings Inc.	50,400	1,194
* †	Tech Data Corp.	16,600	1,050
* †	Ciena Corp.	53,700	1,042
	Blackbaud Inc.	23,800	1,030
*	Benchmark Electronics Inc.	40,400	1,028
†	Brocade Communications
	Systems Inc.	86,100	1,020
	Lexmark International Inc.
	Class A	24,500	1,011
* †	Anixter International Inc.	11,400	1,008
* †	Advanced Micro Devices
	Inc.	352,030	940
*	Callidus Software Inc.	54,800	895
†	Avnet Inc.	17,600	757
* †	Rambus Inc.	67,600	750
†	Symantec Corp.	21,100	541
* †	PTC Inc.	11,800	432
*	Ingram Micro Inc.	14,700	406
	Skyworks Solutions Inc.	5,000	364
†	Accenture plc Class A	2,500	223
	Marvell Technology Group
	Ltd.	15,200	220
			54,328
Materials (6.0%)
* †	Century Aluminum Co.	66,600	1,625
†	LyondellBasell Industries NV
	Class A	19,800	1,572
	Alcoa Inc.	99,400	1,569
* †	Stillwater Mining Co.	105,300	1,552
†	Ball Corp.	21,000	1,432
†	United States Steel Corp.	53,100	1,420
* †	Berry Plastics Group Inc.	43,800	1,382
†	PPG Industries Inc.	5,951	1,376
†	CF Industries Holdings Inc.	4,700	1,281
* †	Graphic Packaging Holding
	Co.	81,200	1,106
	Scotts Miracle-Gro Co.
	Class A	16,800	1,047
	Avery Dennison Corp.	17,600	913
†	Westlake Chemical Corp.	14,560	889
	Sherwin-Williams Co.	2,300	605
	US Silica Holdings Inc.	19,100	491

Market Neutral Fund

			Market
			Value
		Shares	($000)
	Cytec Industries Inc.	6,700	309
*	Ferro Corp.	20,400	264
			18,833
Telecommunication Services (1.0%)
*	Globalstar Inc.	521,700	1,434
* †	Level 3 Communications
	Inc.	27,800	1,373
	CenturyLink Inc.	7,800	309
			3,116
Utilities (5.3%)
	American States Water Co.	43,800	1,650
†	Vectren Corp.	33,400	1,544
	WGL Holdings Inc.	28,100	1,535
	Exelon Corp.	41,200	1,528
†	Portland General Electric Co.	39,300	1,487
*	Calpine Corp.	66,200	1,465
†	Entergy Corp.	16,500	1,443
†	Edison International	21,400	1,401
	New Jersey Resources
	Corp.	21,400	1,310
†	Pinnacle West Capital Corp.	15,900	1,086
†	UGI Corp.	27,600	1,048
	Empire District Electric Co.	30,700	913
			16,410
Total Common Stocks—Long Positions
(Cost $248,775)			297,841
Common Stocks Sold Short (-95.3%)
Consumer Discretionary (-17.4%)
*	Groupon Inc. Class A	(204,800)	(1,692)
*	Office Depot Inc.	(195,600)	(1,677)
*	Lumber Liquidators
	Holdings Inc.	(25,100)	(1,664)
	Aaron’s Inc.	(53,800)	(1,645)
*	Meritage Homes Corp.	(45,600)	(1,641)
	General Motors Co.	(46,800)	(1,634)
*	CarMax Inc.	(24,171)	(1,609)
*	DreamWorks Animation
	SKG Inc. Class A	(71,900)	(1,606)
	Men’s Wearhouse Inc.	(35,900)	(1,585)
	Brunswick Corp.	(30,900)	(1,584)
*	Tesla Motors Inc.	(7,100)	(1,579)
	Sotheby’s	(36,100)	(1,559)
	Signet Jewelers Ltd.	(11,800)	(1,553)
	DR Horton Inc.	(61,300)	(1,550)
	Rent-A-Center Inc.	(41,500)	(1,507)
*	AMC Networks Inc.
	Class A	(23,600)	(1,505)
*	Houghton Mifflin Harcourt
	Co.	(72,100)	(1,493)
	Ryland Group Inc.	(38,700)	(1,492)
*	Vitamin Shoppe Inc.	(30,700)	(1,492)
*	Amazon.com Inc.	(4,800)	(1,490)
*	Shutterfly Inc.	(35,500)	(1,480)

*	Loral Space
	& Communications Inc.	(18,600)	(1,464)
*	Priceline Group Inc.	(1,250)	(1,425)
	Pier 1 Imports Inc.	(92,400)	(1,423)
	American Eagle Outfitters
	Inc.	(101,300)	(1,406)
	Coach Inc.	(37,300)	(1,401)
	Starbucks Corp.	(16,800)	(1,378)
*	LKQ Corp.	(40,400)	(1,136)
*	Toll Brothers Inc.	(29,100)	(997)
*	Drew Industries Inc.	(18,600)	(950)
*	Ascent Capital Group Inc.
	Class A	(17,600)	(932)
	Harley-Davidson Inc.	(13,600)	(896)
	Yum! Brands Inc.	(11,400)	(831)
	Churchill Downs Inc.	(8,200)	(781)
*	Liberty Broadband Corp.
	Class A	(15,100)	(756)
*	La Quinta Holdings Inc.	(33,500)	(739)
*	Liberty Broadband Corp.	(14,800)	(737)
	Lions Gate Entertainment
	Corp.	(22,900)	(733)
*	Cabela’s Inc.	(11,100)	(585)
*	Belmond Ltd. Class A	(44,400)	(549)
*	TRI Pointe Homes Inc.	(33,500)	(511)
*	Biglari Holdings Inc.	(1,000)	(400)
	Gannett Co. Inc.	(11,500)	(367)
*	Under Armour Inc. Class A	(4,400)	(299)
*	Pep Boys-Manny Moe
	& Jack	(30,000)	(295)
*	Liberty Media Corp.	(4,600)	(161)
			(54,189)
Consumer Staples (-3.8%)
*	Post Holdings Inc.	(37,200)	(1,558)
*	Darling Ingredients Inc.	(85,100)	(1,546)
*	TreeHouse Foods Inc.	(17,900)	(1,531)
*	United Natural Foods Inc.	(19,600)	(1,516)
	Flowers Foods Inc.	(77,955)	(1,496)
	B&G Foods Inc.	(47,200)	(1,411)
	Philip Morris International
	Inc.	(11,100)	(904)
	Universal Corp.	(18,400)	(809)
	Coca-Cola Co.	(9,500)	(401)
	Procter & Gamble Co.	(4,400)	(401)
	Whole Foods Market Inc.	(5,100)	(257)
			(11,830)
Energy (-3.7%)
*	Gulfport Energy Corp.	(39,900)	(1,665)
*	Cobalt International Energy
	Inc.	(178,800)	(1,590)
*	Antero Resources Corp.	(37,100)	(1,505)
*	Rice Energy Inc.	(61,800)	(1,296)
*	PDC Energy Inc.	(28,700)	(1,184)
	Williams Cos. Inc.	(22,500)	(1,011)

Market Neutral Fund

			Market
			Value
		Shares	($000)
	CONSOL Energy Inc.	(26,400)	(893)
	Spectra Energy Corp.	(24,400)	(886)
*	Eclipse Resources Corp.	(101,800)	(716)
	Scorpio Tankers Inc.	(62,700)	(545)
*	Rosetta Resources Inc.	(14,300)	(319)
			(11,610)
Financials (-16.6%)
	FNF Group	(47,800)	(1,647)
	NorthStar Asset
	Management Group Inc.	(71,600)	(1,616)
*	Genworth Financial Inc.
	Class A	(186,700)	(1,587)
	Loews Corp.	(37,500)	(1,576)
	American Equity Investment
	Life Holding Co.	(53,700)	(1,568)
	MB Financial Inc.	(47,600)	(1,564)
	Zions Bancorporation	(54,800)	(1,562)
	Home BancShares Inc.	(48,100)	(1,547)
	First Niagara Financial
	Group Inc.	(183,400)	(1,546)
	CNA Financial Corp.	(39,500)	(1,529)
*	PHH Corp.	(63,700)	(1,526)
*	Texas Capital Bancshares
	Inc.	(28,000)	(1,521)
	Leucadia National Corp.	(67,800)	(1,520)
	Old National Bancorp	(100,700)	(1,498)
	Cincinnati Financial Corp.	(28,800)	(1,493)
*	KCG Holdings Inc. Class A	(128,100)	(1,492)
	Investors Bancorp Inc.	(132,400)	(1,486)
	Arthur J Gallagher & Co.	(31,400)	(1,478)
*	Markel Corp.	(2,150)	(1,468)
	Umpqua Holdings Corp.	(85,100)	(1,448)
	Intercontinental Exchange
	Inc.	(6,600)	(1,447)
	PacWest Bancorp	(31,600)	(1,437)
	Union Bankshares Corp.	(56,700)	(1,365)
*	Hilltop Holdings Inc.	(67,100)	(1,339)
	White Mountains Insurance
	Group Ltd.	(2,100)	(1,323)
	Interactive Brokers Group
	Inc.	(45,200)	(1,318)
	CME Group Inc.	(14,500)	(1,286)
	Hartford Financial Services
	Group Inc.	(30,500)	(1,272)
	Old Republic International
	Corp.	(84,500)	(1,236)
	M&T Bank Corp.	(9,800)	(1,231)
	UMB Financial Corp.	(20,900)	(1,189)
	Charles Schwab Corp.	(34,800)	(1,051)
	Financial Engines Inc.	(27,800)	(1,016)
*	Ocwen Financial Corp.	(66,700)	(1,007)
	T. Rowe Price Group Inc.	(11,300)	(970)
	New York Community
	Bancorp Inc.	(44,600)	(714)

*	Popular Inc.	(17,600)	(599)
	Synovus Financial Corp.	(20,442)	(554)
	Erie Indemnity Co. Class A	(3,500)	(318)
	City National Corp.	(3,900)	(315)
*	FNFV Group	(11,498)	(181)
			(51,840)
Health Care (-9.9%)
*	WellCare Health Plans Inc.	(20,100)	(1,649)
*	Alkermes plc	(27,000)	(1,581)
*	Medidata Solutions Inc.	(32,900)	(1,571)
	Perrigo Co. plc	(9,300)	(1,555)
*	Bluebird Bio Inc.	(16,900)	(1,550)
*	Neurocrine Biosciences Inc.	(68,900)	(1,539)
*	Thoratec Corp.	(46,800)	(1,519)
*	Spectranetics Corp.	(43,900)	(1,518)
	Owens & Minor Inc.	(43,100)	(1,513)
	Cooper Cos. Inc.	(9,300)	(1,507)
*	BioMarin Pharmaceutical
	Inc.	(16,400)	(1,483)
*	Masimo Corp.	(55,000)	(1,449)
*	Alnylam Pharmaceuticals
	Inc.	(14,700)	(1,426)
	Bio-Techne Corp.	(14,000)	(1,294)
*	Allscripts Healthcare
	Solutions Inc.	(90,200)	(1,152)
*	HMS Holdings Corp.	(53,600)	(1,133)
*	Puma Biotechnology Inc.	(5,900)	(1,117)
*	Tenet Healthcare Corp.	(21,600)	(1,094)
*	TESARO Inc.	(26,600)	(989)
*	Varian Medical Systems Inc.	(10,300)	(891)
*	Endologix Inc.	(56,700)	(867)
	Baxter International Inc.	(11,300)	(828)
*	Cepheid	(14,200)	(769)
*	Insulet Corp.	(8,700)	(401)
*	NxStage Medical Inc.	(20,100)	(360)
*	Auspex Pharmaceuticals
	Inc.	(3,825)	(201)
			(30,956)
Industrials (-14.3%)
*	DigitalGlobe Inc.	(55,300)	(1,713)
*	WageWorks Inc.	(26,400)	(1,705)
*	UTi Worldwide Inc.	(133,500)	(1,611)
*	Colfax Corp.	(31,200)	(1,609)
	Crane Co.	(27,300)	(1,602)
	Interface Inc. Class A	(97,000)	(1,598)
*	USG Corp.	(55,700)	(1,559)
*	Wesco Aircraft Holdings
	Inc.	(110,000)	(1,538)
	Babcock & Wilcox Co.	(50,300)	(1,524)
*	Armstrong World Industries
	Inc.	(29,800)	(1,523)
*	Nortek Inc.	(18,300)	(1,488)
	Heartland Express Inc.	(54,900)	(1,483)
*	Beacon Roofing Supply Inc.	(53,200)	(1,479)

Market Neutral Fund

			Market
			Value
		Shares	($000)
	Healthcare Services Group
	Inc.	(47,600)	(1,472)
*	Clean Harbors Inc.	(30,500)	(1,466)
*	Advisory Board Co.	(28,000)	(1,371)
	Matthews International
	Corp. Class A	(27,200)	(1,324)
*	Jacobs Engineering Group
	Inc.	(28,500)	(1,274)
	JB Hunt Transport Services
	Inc.	(14,700)	(1,238)
*	Stericycle Inc.	(9,400)	(1,232)
	Kennametal Inc.	(34,300)	(1,228)
*	Copart Inc.	(33,600)	(1,226)
	Raven Industries Inc.	(48,600)	(1,215)
*	Roadrunner Transportation
	Systems Inc.	(50,800)	(1,186)
	Nielsen NV	(26,500)	(1,185)
	Forward Air Corp.	(22,800)	(1,148)
*	EnPro Industries Inc.	(17,800)	(1,117)
*	DXP Enterprises Inc.	(21,700)	(1,097)
*	MasTec Inc.	(47,000)	(1,063)
	Fastenal Co.	(21,700)	(1,032)
*	Chart Industries Inc.	(29,200)	(999)
	Precision Castparts Corp.	(3,900)	(939)
*	MRC Global Inc.	(39,000)	(591)
	MSA Safety Inc.	(7,642)	(406)
*	Scorpio Bulkers Inc.	(181,200)	(357)
			(44,598)
Information Technology (-17.9%)
*	Knowles Corp.	(73,400)	(1,729)
*	CoStar Group Inc.	(8,800)	(1,616)
*	CommVault Systems Inc.	(30,900)	(1,597)
*	Splunk Inc.	(26,500)	(1,562)
*	Finisar Corp.	(80,300)	(1,559)
*	SunEdison Inc.	(79,700)	(1,555)
*	Cornerstone OnDemand Inc.	(43,900)	(1,545)
	FEI Co.	(17,100)	(1,545)
*	Palo Alto Networks Inc.	(12,600)	(1,544)
	Analog Devices Inc.	(27,400)	(1,521)
*	Pandora Media Inc.	(85,200)	(1,519)
	Altera Corp.	(40,500)	(1,496)
*	ServiceNow Inc.	(21,900)	(1,486)
*	Entegris Inc.	(111,500)	(1,473)
*	HomeAway Inc.	(49,000)	(1,459)
*	Trimble Navigation Ltd.	(54,400)	(1,444)
*	ViaSat Inc.	(22,600)	(1,424)
*	LinkedIn Corp. Class A	(6,200)	(1,424)
*	Fortinet Inc.	(46,400)	(1,423)
*	Zynga Inc. Class A	(534,100)	(1,421)
*	Twitter Inc.	(38,500)	(1,381)
	Equinix Inc.	(6,039)	(1,369)
*	Dealertrack Technologies
	Inc.	(29,300)	(1,298)
	EMC Corp.	(43,500)	(1,294)

*	salesforce.com inc	(21,780)	(1,292)
	Corning Inc.	(56,100)	(1,286)
	Microchip Technology Inc.	(23,700)	(1,069)
	FLIR Systems Inc.	(31,400)	(1,015)
*	II-VI Inc.	(73,400)	(1,002)
*	Informatica Corp.	(25,500)	(972)
	Avago Technologies Ltd.
	Class A	(9,400)	(946)
	AVX Corp.	(66,700)	(934)
*	SolarWinds Inc.	(18,100)	(902)
*	Workday Inc. Class A	(10,700)	(873)
	Motorola Solutions Inc.	(13,000)	(872)
	KLA-Tencor Corp.	(12,300)	(865)
*	Nuance Communications
	Inc.	(58,900)	(841)
	Solera Holdings Inc.	(16,300)	(834)
*	Bottomline Technologies
	de Inc.	(32,100)	(811)
	Visa Inc. Class A	(2,900)	(760)
*	RealPage Inc.	(33,700)	(740)
*	FleetCor Technologies Inc.	(4,950)	(736)
*	Cognex Corp.	(17,600)	(727)
*	Rackspace Hosting Inc.	(15,300)	(716)
	Apple Inc.	(5,450)	(602)
*	Bankrate Inc.	(46,160)	(574)
	Maxim Integrated Products
	Inc.	(15,300)	(488)
	j2 Global Inc.	(5,400)	(335)
			(55,876)
Materials (-5.9%)
	HB Fuller Co.	(35,200)	(1,568)
	Balchem Corp.	(23,500)	(1,566)
	Carpenter Technology Corp.	(31,500)	(1,551)
	FMC Corp.	(26,900)	(1,534)
*	WR Grace & Co.	(16,000)	(1,526)
	Martin Marietta Materials
	Inc.	(13,800)	(1,523)
*	Louisiana-Pacific Corp.	(91,000)	(1,507)
	SunCoke Energy Inc.	(63,800)	(1,234)
	Air Products & Chemicals
	Inc.	(7,950)	(1,147)
	Southern Copper Corp.	(37,950)	(1,070)
	Royal Gold Inc.	(16,350)	(1,025)
	Allegheny Technologies Inc.	(28,800)	(1,001)
	Mosaic Co.	(19,100)	(872)
	Freeport-McMoRan Inc.	(31,200)	(729)
	Praxair Inc.	(4,300)	(557)
			(18,410)
Telecommunication Services (-0.9%)
*	United States Cellular Corp.	(39,000)	(1,553)
*	SBA Communications Corp.
	Class A	(12,310)	(1,364)
			(2,917)

Market Neutral Fund

		Market
		Value
	Shares	($000)
Utilities (-4.9%)
NiSource Inc.	(37,000)	(1,570)
Laclede Group Inc.	(29,100)	(1,548)
South Jersey Industries Inc.	(26,100)	(1,538)
Dominion Resources Inc.	(20,000)	(1,538)
Pattern Energy Group Inc.
Class A	(62,300)	(1,536)
CMS Energy Corp.	(42,600)	(1,480)
NRG Energy Inc.	(47,800)	(1,288)
ALLETE Inc.	(23,300)	(1,285)
OGE Energy Corp.	(31,800)	(1,128)
ITC Holdings Corp.	(22,200)	(898)
NorthWestern Corp.	(10,900)	(617)
TECO Energy Inc.	(19,900)	(408)
American Water Works Co.
Inc.	(6,500)	(346)
		(15,180)
Total Common Stocks Sold Short
(Proceeds $277,034)		(297,406)
Temporary Cash Investment (2.3%)
Money Market Fund (2.3%)
1 Vanguard Market
Liquidity Fund, 0.126%
(Cost $7,114)	7,114,439	7,114
†Other Assets and Liabilities—
Net (97.5%)		304,394
Net Assets (100%)		311,943

Amount
($000)
Statement of Assets and Liabilities
Assets
Investment in Securities,
Long Positions, at Value
Unaffiliated Issuers	297,841
Affiliated Vanguard Funds	7,114
Total Long Positions	304,955
Cash Segregated for Short Positions	302,403
Other Assets	2,448
Total Assets	609,806
Liabilities
Securities Sold Short, at Value	297,406
Other Liabilities	457
Total Liabilities	297,863
Net Assets (100%)	311,943

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	300,791
Accumulated Net Investment Losses	(166)
Accumulated Net Realized Losses	(17,376)
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	49,066
Investment Securities Sold Short	(20,372)
Net Assets	311,943

Investor Shares—Net Assets
Applicable to 22,336,082 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	256,908
Net Asset Value Per Share—
Investor Shares	$11.50

Institutional Shares—Net Assets
Applicable to 4,805,766 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	55,035
Net Asset Value Per Share—
Institutional Shares	$11.45

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Long security positions with a value of $180,745,000 and cash of $302,403,000 are held in a segregated account at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Dividends	3,085
Interest[1]	5
Total Income	3,090
Expenses
The Vanguard Group—Note B
Investment Advisory Services	233
Management and Administrative—Investor Shares	199
Management and Administrative—Institutional Shares	1
Marketing and Distribution—Investor Shares	46
Marketing and Distribution—Institutional Shares	9
Custodian Fees	32
Audit Fees	50
Shareholders’ Reports—Investor Shares	3
Shareholders’ Reports—Institutional Shares	—
Dividend Expense on Securities Sold Short	2,967
Borrowing Expense on Securities Sold Short	439
Total Expenses	3,979
Net Investment Income (Loss)	(889)
Realized Net Gain (Loss)
Investment Securities—Long Positions	34,786
Investment Securities Sold Short	(24,651)
Realized Net Gain (Loss)	10,135
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	(7,209)
Investment Securities Sold Short	7,463
Change in Unrealized Appreciation (Depreciation)	254
Net Increase (Decrease) in Net Assets Resulting from Operations	9,500
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income (Loss)	(889)	(88)
Realized Net Gain (Loss)	10,135	8,423
Change in Unrealized Appreciation (Depreciation)	254	9,099
Net Increase (Decrease) in Net Assets Resulting from Operations	9,500	17,434
Distributions
Net Investment Income
Investor Shares	—	(33)
Institutional Shares	—	(8)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Return of Capital
Investor Shares	—	(16)
Institutional Shares	—	(4)
Total Distributions	—	(61)
Capital Share Transactions
Investor Shares	75,328	7,869
Institutional Shares	18,313	1,333
Net Increase (Decrease) from Capital Share Transactions	93,641	9,202
Total Increase (Decrease)	103,141	26,575
Net Assets
Beginning of Period	208,802	182,227
End of Period[1]	311,943	208,802
1 Net Assets—End of Period includes accumulated net investment losses and overdistributed net investment income of ($166,000) and ($105,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.03	$10.16	$10.36	$9.61	$9.71
Investment Operations
Net Investment Income (Loss)	(.032)	(.007)	.045	(.024)	(.038)[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.502	.880	(.200)	.774	(.062)
Total from Investment Operations	.470	.873	(.155)	.750	(.100)
Distributions
Dividends from Net Investment Income	—	(.002)	(.045)	—	—
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	—	(.001)	—	—	—
Total Distributions	—	(.003)	(.045)	—	—
Net Asset Value, End of Period	$11.50	$11.03	$10.16	$10.36	$9.61

Total Return[2]	4.26%	8.59%	-1.50%	7.80%	-1.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$257	$174	$151	$158	$116
Ratio of Expenses to Average Net Assets
Based on Total Expenses[3]	1.64%	1.57%	1.88%	1.69%	1.84%[4]
Net of Dividend and Borrowing Expense
on Securities Sold Short	0.25%	0.25%	0.25%	0.25%	0.30%[4]
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.38%)	(0.06%)	0.44%	(0.22%)	(0.38%)
Portfolio Turnover Rate	73%	68%	89%	91%	153%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes 2014 dividend and borrowing expense on securities sold short of 1.21% and 0.18%, respectively. Includes 2013 dividend and borrowing expense on securities sold short of 1.18% and 0.14%, respectively. Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively. Includes 2011 dividend and borrowing expense on securities sold short of 1.30% and 0.14%, respectively. Includes 2010 dividend and borrowing expense on securities sold short of 1.49% and 0.05%, respectively.
4 Includes performance-based advisory fee increases (decreases) of (0.07%). Performance-based investment advisory fees did not apply after fiscal 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.97	$10.10	$10.33	$9.57	$9.66
Investment Operations
Net Investment Income (Loss)	(.023)	.006	.071	(.010)	(.015)[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.503	.868	(.215)	.770	(.075)
Total from Investment Operations	.480	.874	(.144)	.760	(.090)
Distributions
Dividends from Net Investment Income	—	(.003)	(.086)	—	—
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	—	(.001)	—	—	—
Total Distributions	—	(.004)	(.086)	—	—
Net Asset Value, End of Period	$11.45	$10.97	$10.10	$10.33	$9.57

Total Return[2]	4.38%	8.66%	-1.39%	7.94%	-0.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$55	$35	$31	$16	$3
Ratio of Expenses to Average Net Assets
Based on Total Expenses[3]	1.54%	1.47%	1.78%	1.59%	1.74%[4]
Net of Dividend and Borrowing Expense
on Securities Sold Short	0.15%	0.15%	0.15%	0.15%	0.20%[4]
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.28%)	0.04%	0.54%	(0.12%)	(0.28%)
Portfolio Turnover Rate	73%	68%	89%	91%	153%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Includes 2014 dividend and borrowing expense on securities sold short of 1.21% and 0.18%, respectively. Includes 2013 dividend and borrowing expense on securities sold short of 1.18% and 0.14%, respectively. Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively. Includes 2011 dividend and borrowing expense on securities sold short of 1.30% and 0.14%, respectively. Includes 2010 dividend and borrowing expense on securities sold short of 1.49% and 0.05%, respectively.
4 Includes performance-based advisory fee increases (decreases) of (0.07%). Performance-based investment advisory fees did not apply after fiscal 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Notes to Financial Statements

Vanguard Market Neutral Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Statement of Operations. Dividends on securities sold short are reported as an expense in the Statement of Operations.

Cash collateral segregated for securities sold short is recorded as an asset in the Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Statement of Net Assets.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount

Market Neutral Fund

of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

6. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the fund had contributed capital of $27,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At December 31, 2014, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Market Neutral Fund

For tax purposes, the fund had a net operating loss of $823,000 for the year ended December 31, 2014. This amount has been reclassified from accumulated net investment losses to paid-in capital. At December 31, 2014, the fund had no ordinary income for distribution. The fund used capital loss carryforwards of $10,238,000 to offset taxable capital gains realized during the year ended December 31, 2014. At December 31, 2014, the fund had available capital losses totaling $17,082,000 to offset future net capital gains. Of this amount, $13,688,000 is subject to expiration dates; $8,817,000 may be used to offset future net capital gains through December 31, 2017, and $4,871,000 through December 31, 2018. Capital losses of $3,394,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At December 31, 2014, the cost of long security positions for tax purposes was $256,236,000. Net unrealized appreciation of long security positions for tax purposes was $48,719,000, consisting of unrealized gains of $58,009,000 on securities that had risen in value since their purchase and $9,290,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis net unrealized depreciation on securities sold short was $20,372,000, consisting of unrealized gains of $13,583,000 on securities that had fallen in value since their sale and $33,955,000 in unrealized losses on securities that had risen in value since their sale.

E. During the year ended December 31, 2014, the fund purchased $244,971,000 of investment securities and sold $175,506,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $309,337,000 and $229,169,000 respectively.

F. Capital share transactions for each class of shares were:

	Year Ended December 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	108,782	9,542	79,310	7,510
Issued in Lieu of Cash Distributions	—	—	49	5
Redeemed	(33,454)	(2,954)	(71,490)	(6,637)
Net Increase (Decrease)—Investor Shares	75,328	6,588	7,869	878
Institutional Shares
Issued	24,195	2,121	3,557	335
Issued in Lieu of Cash Distributions	—	—	12	1
Redeemed	(5,882)	(521)	(2,236)	(212)
Net Increase (Decrease) —Institutional Shares	18,313	1,600	1,333	124

At December 31, 2014, Vanguard Managed Payout Fund was the record or beneficial owner of 50% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Montgomery Funds and the Shareholders of Vanguard Market Neutral Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Market Neutral Fund (constituting Vanguard Montgomery Funds, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2015

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Market Neutral Fund Investor Shares
Periods Ended December 31, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	4.26%	3.54%	2.46%
Returns After Taxes on Distributions	4.26	3.52	1.91
Returns After Taxes on Distributions and Sale of Fund Shares	2.41	2.75	1.83

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Market Neutral Fund	6/30/2014	12/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,014.11	$8.63
Institutional Shares	1,000.00	1,014.17	8.07
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,016.64	$8.64
Institutional Shares	1,000.00	1,017.19	8.08

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 1.70% for Investor Shares and 1.59% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6340 022015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2014: $50,000
Fiscal Year Ended December 31, 2013: $46,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2014: $6,605,127
Fiscal Year Ended December 31, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2014: $2,176,479
Fiscal Year Ended December 31, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended December 31, 2014: $316,869
Fiscal Year Ended December 31, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended December 31, 2014: $198,163
Fiscal Year Ended December 31, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2014: $515,032
Fiscal Year Ended December 31, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: February 18, 2015
VANGUARD MONTGOMERY FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: February 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.